HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated December 1, 2011 to your Prospectus

FUND CLOSURE

LORD ABBETT DEVELOPING GROWTH FUND – CLASS A

Effective at the close of business on January 15, 2012 (the “Effective Date”), the Lord Abbett Developing Growth Fund (the “Fund”) Sub-Account is closed to new investors.  However:

(1) Plans who have selected the Fund as an investment option under the Contract prior to Effective Date may continue to offer the Fund as an investment option and Plan participants may continue to purchase shares of the Fund.

(2) Plans that, as of the Effective Date, do not offer the Fund as an investment option under the Contract to Plan participants are not eligible to invest in the Fund.  However, the Fund may accept purchases by new Plans if the Plan selects the Fund as an investment option and submits a proposal to invest in the Fund prior to the Effective Date.  Such proposal may be submitted through a financial intermediary authorized to accept purchase orders on behalf of the Fund prior to the Effective Date, provided that the financial intermediary submits the proposal prior to the Effective Date.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.